UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

Date of Report (Date of earliest event reported): April 29, 2025

GBank Financial Holdings Inc.
(Exact name of Company as specified in its charter)

Nevada	001-42621	82-3869786
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

9115 West Russell Road, Suite 110, Las Vegas, Nevada  89148

(Address of principal executive offices)

(702) 851-4200

(Company’s Telephone Number)

Not Applicable

(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange of which registered
Common Stock, $0.0001 par value	GBFH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-looking Statements

Statements in this Current Report on Form 8-K may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “estimate”, “expect”, “intend” and similar expressions, as they relate to GBank Financial Holdings Inc. (the “Company”) or its management, identify forward-looking statements. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in the Company’s filings with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after such date.

References to “GBank” and the “Bank,” refer to GBank, a wholly-owned subsidiary of the Company.

Item 2.02 Results of Operations and Financial Condition.

On April 29, 2025, the Company issued a press release announcing its financial results for the three months ended March 31, 2025. A copy of the Company’s press release is attached as Exhibit 99.1 and is furnished herewith.

The information contained in this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 7.01 Regulation FD Disclosure.

The information disclosed in Item 2.02 of this Form 8-K is hereby incorporated by reference into this Item 7.01.

The Company’s press release announcing its financial results for the three months ended March 31, 2025, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, contains non-financial information. as follows:

Gaming FinTech

GBank’s partner, BCS, has been actively developing its pipeline of Pooled Player and Pooled Consumer Accounts "Powered by PIMS and CIMS"™. BCS is currently onboarding three new programs. BCS is working with two gaming operators as a part of the latest Product Express partnership with MasterCard and i2c announced during the third quarter of 2024. One client is a cash access service provider in the casino industry and the other is a social gaming operator. Both are working to onboard their prepaid issuing program through this partnership.  These programs are expected to be active early in the second quarter of 2025.  BCS has executed an additional card issuing agreement with a client offering prepaid access services for cashless venues nationwide. This program went live in the first quarter of 2025. Additionally, the BoltBetz slot machine application is now expected to be fully live in the second quarter of 2025.

BCS and GBank now have seventeen active payment and PPA/PCA clients. Currently, BCS and GBank are conducting due diligence for three new clients, with anticipated onboarding in future quarters. Gaming FinTech deposits averaged $37.1 million for the first quarter of 2025, compared to $30.5 million for the fourth quarter of 2024.

The Bank launched its GBank Visa Signature® Card in the second quarter of 2023 for prime and super-prime consumers, offering one percent cash rewards on gaming transactions and two percent cash rewards on all other purchases.

GBank continues to develop and improve its operational credit card systems, including the internal implementation of application landing pages and internal customer service resources. These efforts are a continuation of the Company’s ongoing strategy to ultimately manage all systems directly as opposed to relying on outsourced third parties. Direct control over these critical resources has become more important as we focus are executing on new marketing agreements, create significant additional social media presence, and require related product systems with the ability to perform on a mass scale.  Implementation and testing of these initiatives is currently underway with completion anticipated during the third quarter of 2025, which is expected to cause slowing growth in credit card transactions and growth over the short-term.

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Non-Voting Equity Investment in BankCard Services, LLC

On June 26, 2024, the Company announced the acquisition of a 32.99% non-voting equity interest in BCS. This acquisition was completed by exchanging 231,508 shares of restricted, non-voting GBFH common stock for 143,371 shares of non-voting BCS common stock. The GBFH non-voting stock must be held by BCS for a minimum of one year and can only be converted into voting shares upon a disposition by BCS, in accordance with applicable Federal Reserve regulations.

Credit card charge transactions were $105.6 million for the first quarter of 2025, compared to $51.7 million for the fourth quarter of 2024 and $1.1 million for the first quarter of 2024. Credit card balances were $2.3 million as of March 31, 2025, compared to $1.6 million as of December 31, 2024 and $542 thousand as of March 31, 2024. Through March 31, 2025, and since launch, the Bank has processed over $172 million in gaming transactions through its credit card product.

GBank continues to develop and improve its operational credit card systems, including the internal implementation of application landing pages and internal customer service resources. These efforts are a continuation of the Company’s ongoing strategy to ultimately manage all systems directly as opposed to relying on outsourced third parties. Direct control over these critical resources has become more important as we focus are executing on new marketing agreements, create significant additional social media presence, and require related product systems with the ability to perform on a mass scale.  Implementation and testing of these initiatives is currently underway with completion anticipated during the third quarter of 2025, which is expected to cause slowing growth in credit card transactions and growth over the short-term.

Non-Voting Equity Investment in BankCard Services, LLC

On June 26, 2024, the Company announced the acquisition of a 32.99% non-voting equity interest in BCS. This acquisition was completed by exchanging 231,508 shares of restricted, non-voting GBFH common stock for 143,371 shares of non-voting BCS common stock. The GBFH non-voting stock must be held by BCS for a minimum of one year and can only be converted into voting shares upon a disposition by BCS, in accordance with applicable Federal Reserve regulations.

The information contained in this Item 7.01, and in Exhibit 99.1, referenced herein is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act or incorporated by reference in any filing under the Securities Act, unless the Company expressly so incorporates such information by reference.

Item 9.01 Financial Statements and Other Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release, dated April 29, 2025.
104	Cover Page Interactive File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBANK FINANCIAL HOLDINGS INC.

Date: May 1, 2025	/s/ T. Ryan Sullivan
T. Ryan Sullivan
President and Chief Executive Officer (principal executive officer)

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